FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105

Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

AVI BioPharma, Inc. (Nasdaq: AVII), on January 19, 2005 announced that it had entered into definitive agreements with several institutional investors for the purchase of 8,000,000 shares of its common stock at $3.00 per share in a direct equity placement for gross proceeds to the company of $ 24 million. Investors also will receive five-year warrants to purchase 1,600,000shares of common stock at an exercise price of $5.00 per share (“Purchase Warrant”).  The sale of the 9,600,000 shares of common stock closed January 19, 2005.

The securities are being sold pursuant to the company’s effective shelf registration statement.

Rodman & Renshaw, Inc., acted as the exclusive placement agent on the transaction. The placement agent will receive a sales commission of 7% of the amount raised, expense reimbursement of $15,000 and a Purchase Warrant equal to 7% of the number of shares sold in the offering up to 560,000 shares.

As part of the transaction the Company entered into a Securities Purchase Agreement containing customary representations and warranties and undertakings regarding the securities issued. Copies of the Securities Purchase Agreement and form of Purchase Warrant are being filed with this Form 8-K.

Item 7.01  Regulation FD Disclosure

The information set forth above is incorporated by reference herein.

Item 8.01  Other Events

The information set forth above is incorporated by reference herein.

***

Incorporated herein by reference are the following: Purchase Agreement (Exhibit 10.42) and form of Purchase Warrant (Exhibit 10.43). The respective description of the Purchase Agreement and the form of the Purchase Warrant contained herein is qualified in its entirety by the respective terms of the each agreement incorporated herein by reference. A copy of the press release announcing the financing is furnished as Exhibit 99.1 and is incorporated herein by reference.

***

Note: The information contained in Exhibit 99.1shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

10.42                     Securities Purchase Agreement dated January 19, 2005 between the Company and certain purchasers (“SPA”).

10.43                     Form of Purchase Warrant issued by the Company to certain purchasers under the SPA.

99.1                           Press release dated December 4, 2003 issued by the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on January 19, 2005.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)

EXHIBIT INDEX

Exhibit No.	Document Description
10.42	Securities Purchase Agreement dated December 4, 2003 between the Company and certain purchasers (“SPA”).

10.43	Form of Warrant issued by the Company to certain purchasers under the SPA.

99.1	Press release dated January 19, 2005 issued by AVI BioPharma, Inc.